Schedule of Investments(a)
July 31, 2024
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.30%
Fertilizers & Agricultural Chemicals–4.20%
CF Industries Holdings, Inc.	266,636	$20,368,324
Integrated Oil & Gas–46.18%
BP PLC, ADR	380,795	13,476,335
Chevron Corp.	294,494	47,257,452
Exxon Mobil Corp.	525,868	62,362,686
Shell PLC, ADR (United Kingdom)	614,821	45,017,194
Suncor Energy, Inc. (Canada)	886,564	35,407,336
TotalEnergies SE (France)	303,681	20,488,231
		224,009,234
Multi-Utilities–1.03%
Dominion Energy, Inc.	93,341	4,990,010
Oil & Gas Drilling–2.12%
Diamond Offshore Drilling, Inc.(b)(c)	466,495	7,659,848
Noble Corp. PLC	56,008	2,644,698
		10,304,546
Oil & Gas Equipment & Services–9.24%
Atlas Energy Solutions, Inc.(c)	321,653	6,831,910
Baker Hughes Co., Class A	329,466	12,756,923
Schlumberger N.V.	159,204	7,687,961
Tenaris S.A.	1,104,795	17,529,591
		44,806,385
Oil & Gas Exploration & Production–25.12%
Canadian Natural Resources Ltd. (Canada)	671,506	23,841,831
Chesapeake Energy Corp.(c)	117,505	8,969,157
ConocoPhillips	199,391	22,172,279
Devon Energy Corp.	195,571	9,197,704
Diamondback Energy, Inc.	24,710	4,999,080
EOG Resources, Inc.	92,911	11,781,115
Hess Corp.	112,945	17,328,022
Marathon Oil Corp.	514,579	14,433,941
Shares		Value
Oil & Gas Exploration & Production–(continued)
Tourmaline Oil Corp. (Canada)	208,013	$9,152,783
		121,875,912
Oil & Gas Refining & Marketing–6.90%
Marathon Petroleum Corp.	88,405	15,649,453
Phillips 66	122,449	17,813,881
		33,463,334
Oil & Gas Storage & Transportation–4.51%
Cheniere Energy, Inc.	119,910	21,900,362
Total Common Stocks & Other Equity Interests (Cost $429,986,811)		481,718,107
Money Market Funds–0.78%
Invesco Government & Agency Portfolio, Institutional Class, 5.22%(d)(e)	1,328,537	1,328,537
Invesco Treasury Portfolio, Institutional Class, 5.20%(d)(e)	2,467,564	2,467,564
Total Money Market Funds (Cost $3,796,101)		3,796,101
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.08% (Cost $433,782,912)		485,514,208
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.32%
Invesco Private Government Fund, 5.30%(d)(e)(f)	4,457,581	4,457,581
Invesco Private Prime Fund, 5.48%(d)(e)(f)	11,638,955	11,642,447
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,100,024)		16,100,028
TOTAL INVESTMENTS IN SECURITIES–103.40% (Cost $449,882,936)		501,614,236
OTHER ASSETS LESS LIABILITIES—(3.40)%		(16,506,134)
NET ASSETS–100.00%		$485,108,102

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at July 31, 2024.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended July 31, 2024.

	Value April 30, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value July 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$979,744	$10,522,525	$(10,173,732)	$-	$-	$1,328,537	$18,341
Invesco Liquid Assets Portfolio, Institutional Class	700,068	6,988,048	(7,688,147)	223	(192)	-	12,208
Invesco Treasury Portfolio, Institutional Class	1,119,707	13,318,845	(11,970,988)	-	-	2,467,564	22,217
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

	Value April 30, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value July 31, 2024	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$6,980,129	$25,583,460	$(28,106,008)	$-	$-	$4,457,581	$86,759*
Invesco Private Prime Fund	17,953,750	59,412,805	(65,724,068)	1,639	(1,679)	11,642,447	230,765*
Total	$27,733,398	$115,825,683	$(123,662,943)	$1,862	$(1,871)	$19,896,129	$370,290

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of July 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2024
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$443,700,285	$38,017,822	$—	$481,718,107
Money Market Funds	3,796,101	16,100,028	—	19,896,129
Total Investments	$447,496,386	$54,117,850	$—	$501,614,236
Invesco Energy Fund